UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2011

Motricity, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34781	20-1059798
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

601 108th Avenue Northeast

Suite 800

Bellevue, WA 98004

98004

(Address of Principal Executive Offices, including Zip Code)

(425) 957-6200

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 31, 2011, Motricity, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Prior 8-K”) to report that it had entered into an arrangement agreement (the “Arrangement Agreement”) with Adenyo Inc. (“Adenyo”) to acquire all of the outstanding common shares of Adenyo. This amendment on Form 8-K/A to the Prior 8-K is being filed to provide a copy of the Arrangement Agreement as an exhibit under Item 9.01 and to include additional language relating to such exhibit under Item 1.01.

Item 1.01 Entry into a Material Definitive Agreement.

The description of the Arrangement Agreement appearing in the Prior 8-K under this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Arrangement Agreement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about Adenyo, the Company or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Arrangement Agreement are made only for purposes of the agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Arrangement Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Adenyo, the Company or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Arrangement Agreement, dated as of January 30, 2011, by and among Adenyo Inc., 7761520 Canada Inc., Motricity, Inc. and Michael Orr, as shareholder representative.

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules are contained within the Arrangement Agreement. The Company hereby agrees to furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MOTRICITY, INC. (Registrant)

February 1, 2011	By:	/s/ Richard E. Leigh, Jr.
(Date)		Richard E. Leigh, Jr. Senior Vice President, General Counsel and Corporate Secretary